UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2023

WESTERN ACQUISITION VENTURES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42124	86-3720717
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

42 Broadway, 12th Floor

New York, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(310) 740-0710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	WAVSU	The NASDAQ Stock Market LLC
Common stock, par value $0.001 per share	WAVS	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	WAVSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 20, 2022, Western Acquisition Ventures Corp. (the “Company”) filed a definitive proxy statement which contained a beneficial ownership table that improperly attributed ownership of shares held by the Company’s sponsor to certain of its members notwithstanding the fact that such members had neither voting nor dispositive power with respect to such shares. The table below presents the beneficial ownership properly reflecting the beneficial ownership of such shares in accordance with SEC rules:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares of Common Stock(2)
Western Acquisition Ventures Sponsor LLC (our sponsor)	2,501,000	62.2%
A.G.P./Alliance Global Partners(4)	750,000	18.7%
Stephen Christoffersen (Director)	-	-
William Lischak (Director)(5)	2,501,000	62%
Ade Okunubi (Director)	-	-
Robin L. Smith (Director)	-	-
Adam K. Stern (Director)	-	-
All directors and executive officers as a group (six individuals)	2,501,000	62.2%
MMCAP International Inc. SPC (6)	500,000	[12.4%]
Feis Equities LLC (Lawrence M. Feis) (7)	518,768	[12.9%]
Alpha Captal Anstalt	300,000	7.50%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o 42 Broadway, 12th Floor, New York, New York 10004.

(2)	Percentages shows are based on 14,751,000 shares of common stock issued and outstanding as of March 30, 2022.

(3)	Interests shown include of founders shares, classified as common stock, and shares issued with the private placement units, as well as public shares.

(4)	Interests shown consist solely of representative shares, classified as common stock. The business address of A.G.P. is 590 Madison Avenue, 28th Floor, New York, NY 10022. Interests shown consist of 750,000 shares of common stock beneficially owned by A.G.P. Individuals who have shared voting and investor control over these shares are Raffaele Gambardella, A.G.P.’s Chief Operation Officer and Chief Risk Officer, Craig E. Klein, A.G.P.’s Chief Financial Officer/Principal Financial Officer, Phillip W. Michals, A.G.P.’s Chief Executive Officer, John J. Venezia, A.G.P.’s Chief Compliance Officer, and David A. Bocchi, Trustee of the David Bocchi Family Trust, which is an indirect owner of A.G.P., each of whom disclaims any beneficial ownership of such shares except to the extent of their pecuniary interest.

(5)	With respect to before the offering, our Sponsor is the record holder of such shares. William Lischak, our Chief Financial Officer, is the sole managing member of our Sponsor. As such, William Lischak has voting and investment discretion with respect to the founder shares held of record by our Sponsor and may be deemed to have shared beneficial ownership of the founder shares held directly by our Sponsor. William Lischak disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(6)	Based on a Schedule 13G filed by the reporting person, the address for the reporting person is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands.

The above table also corrects the equivalent table in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Forward Purchase Agreement among WAVS, Cycurion and Alpha dated as of January 10, 2023 (corrected exhibit)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2023

WESTERN ACQUISITION VENTURES CORP.

By:	/s/ Stephen Christoffersen
Name:	Stephen Christoffersen
Title:	President and CEO